UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2013

ULTRA PETROLEUM CORP.

(Exact name of registrant as specified in its charter)

Yukon, Canada	001-33614	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 N. Sam Houston Parkway East

Suite 1200

Houston, Texas 77060

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 876-0120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as an amendment (this “Amendment”) to the Current Report on Form 8-K which the registrant previously filed with the Securities and Exchange Commission on February 20, 2014 (the “Original Filing”). The sole purpose of this Amendment is to rectify the erroneous disclosure of the information reported in the Original Filing under Item 8.01 rather than Item 7.01 and to correct the inadvertent omission of the language in the second paragraph of the disclosure in Item 7.01 below from the Original Filing. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Filing.

Item 7.01. Regulation FD Disclosure.

Ultra Petroleum Corp. (the “Company”) issued a news release today announcing the Company’s 2013 proved reserves. The press release is attached to this Report as Exhibit 99.1.

The information presented in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	News Release dated February 20, 2014.*

*	Previously filed as an exhibit to the Original Filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORP.

September 2, 2014	By:	/s/ Garrett B. Smith
	Name:	Garrett B. Smith
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release dated February 20, 2014.*

* Previously	filed as an exhibit to the Original Filing.